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                                                                    EXHIBIT 23.A




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1997 and February 16, 1997 included in Allied Capital Commercial Corporation's and Allied Capital Advisers, Inc.'s Form 10-K, respectively for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen, LLP
January 30, 1998